UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2021

AmpliTech Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54355	27-4566352
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Johnson Avenue

Bohemia, NY 11716

(Address of principal executive offices)

(631)-521-7831

(Registrant’s telephone number, including area code)

_______________________________________

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMPG	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	AMPGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 20, 2021, AmpliTech Group, Inc. (“AmpliTech”)  (the "Company") filed with the Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K (the "Initial Form 8-K") disclosing that it had completed its purchase of substantially all of the assets of Spectrum Semiconductor Materials, Inc., a California corporation (“Spectrum”), on December 15, 2021, pursuant to an Asset Purchase Agreement (the "Purchase Agreement") entered into with Spectrum on November 19, 2021.  Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment No. 1 to Current Report on Form 8-K/A amends the Initial Form 8-K in order to provide the historical financial statements of Spectrum and the pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited financial statements of Spectrum as of December 31, 2020 and 2019 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

The unaudited financial statements of Spectrum for the nine months ended September 30, 2021 are filed as Exhibit 99.3 hereto and incorporated herein by reference.

 (b) Pro Forma Financial Information

The unaudited pro forma financial statements as of September 30, 2021 and December 31, 2020 are filed as Exhibit 99.4 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Sadler, Gibb & Associates, LLC

99.2	Audited Financial Statements as of December 31, 2020 and 2019

99.3	Unaudited Financial Statements for the Nine Months Ended September 30, 2021

99.4	Unaudited Pro forma Financial Statements for the Nine Months Ended September 30, 2021 and the Year Ended December 31, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amplitech Group Inc.

Date: February 25, 2022	By:	/s/ Fawad Maqbool
	Name:	Fawad Maqbool
	Title:	President

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